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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated June 10, 1996, in the Registration Statement (Form S-1) and related Prospectus of Vanstar Corporation dated January 30, 1997.

                                          /s/ Ernst & Young LLP

San Jose, California

January 30, 1997